SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported: October 12,2006


                        ETERNAL TECHNOLOGIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                             -----------------------
                            (Commission file number)

                Nevada                                        62-1655508
-----------------------------------------------         ------------------------
(State or other jurisdiction of incorporation)             (I.R.S. Employer
                                                        Identification Number)


                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
                ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
     Appointment of Principal Officers

         At the shareholders meeting held on October 12, 2006, the following seven persons were elected as directors of the company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

         Jijun Wu
         Jiansheng Wei
         Shien Zhu
         Genchang Li
         Shicheng Fu
         Yuguo Chang
         Mika Zhang

Item 8.  Other Events

At the shareholders meeting, the appointment of Ham Langston & Brezina LLP, as the Company's Independent Registered Public Accounting Firm was ratified, and the 2006 Stock Option Plan was approved.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ETERNAL TECHNOLOGIES GROUP, INC.


October 16, 2006                       /s/ Jiansheng Wei
                                       ----------------------------------
                                       Jiansheng Wei
                                       President and Chief Executive Officer